SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2007

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.                                              Entry Into a Material Definitive Agreement.

On March 26, 2007, The Empire District Electric Company (the “Company”) issued $80 million aggregate principal amount of First Mortgage Bonds, 5.875% Series due 2037 (the “Bonds”).

The Bonds are being offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-129069 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the “Commission”), which became effective on November 1, 2005, and a prospectus supplement dated as of March 19, 2007. The Bonds were sold pursuant to a Purchase Agreement dated as of March 19, 2007 between UBS Securities LLC and the Company.

The terms of the Bonds are set forth in the Thirty-First Supplemental Indenture of Mortgage and Deed of Trust dated as of March 26, 2007, by and among the Company and The Bank of New York Trust Company, N.A., as principal trustee and UMB Bank & Trust, N.A., as Missouri trustee.

The proceeds of the Bonds will be added to the Company’s general funds and used to pay down short-term indebtedness incurred as a result of the Company’s on-going construction program.

Attached as Exhibit 4.1 to this current report, and incorporated herein by reference, is the Thirty-First Supplemental Indenture of Mortgage and Deed of Trust dated as of March 26, 2007.

SECTION 2 — FINANCIAL INFORMATION

Item 2.03.                                              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 — OTHER EVENTS

Item 8.01.                                              Other Events.

On March 26, 2007, Spencer, Scott & Dwyer, P.C., counsel to the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Bonds.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                              Financial Statements and Exhibits.

(d)                     Exhibits

4.1                                                              Thirty-First Supplemental Indenture of Mortgage and Deed of Trust dated as of March 26, 2007.

5.1                                           Opinion of Spencer, Scott & Dwyer, P.C., regarding the legality of the Bonds. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-129069), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1                                                         Consent of Spencer, Scott & Dwyer P.C. (included in Exhibit 5.1 above).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President — Finance and Chief Financial
Officer

Dated: March 28, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit
4.1	Thirty-First Supplemental Indenture of Mortgage and Deed of Trust dated as of March 26, 2007.

5.1

Opinion of Spencer, Scott & Dwyer, P.C., regarding the legality of the Bonds. This exhibit is filed herewith pursuant to Item 601 of Regulation S-K under the Securities Act of 1933 in lieu of filing as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-129069), and, as this current report on Form 8-K is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1	Consent of Spencer, Scott & Dwyer, P.C. (included in Exhibit 5.1 above).